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                                 EXHIBIT 24.0

                     Consent of Coopers and Lybrand, LLP

































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                                                                     EXHIBIT 25


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Annual Report on Form 10K of our report dated January 12, 1996 and January 12, 1995, on our audit of the consolidated financial statements of First American Bancorp and subsidiary as of December 31, 1995 and 1994, and for the years then ended.


                                 /s/ Dudley, Hopton-Jones, Sims & Freeman PLLP
                                     ----------------------------------------
                                     Dudley, Hopton-Jones, Sims & Freeman PLLP


Birmingham, Alabama
March 21, 1997